UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 1, 2008
SPARTECH CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	43-0761773
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)
1-5911
(Commission File Number)
120 S. Central Avenue, Suite 1700
Clayton, Missouri 63105
(Address of principal executive offices) (Zip Code)
(314) 721-4242
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-r(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Waiver and Amendment Agreement to the Fourth Amended and Restated Credit Agreement
SPARTECH CORPORATION
FORM 8-K
Item 1.01. Entry into a Material Definitive Agreement.
     On August 1, 2008, Spartech Corporation (the “Company”) and Bank of America, N.A. (“Bank of America”), as administrative agent for the lender group, finalized a Waiver and Amendment Agreement to the Fourth Amended and Restated Credit Agreement (the “Waiver Agreement”). The Waiver Agreement amended the Fourth Amended and Restated Credit Agreement dated as of June 2, 2006, as previously amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of March 7, 2008 (the “Credit Agreement”) and waived the Company’s failure to comply with certain financial covenants for the fiscal quarter ending August 2, 2008. The waiver period as defined by the Waiver Agreement will expire on September 15, 2008. The Waiver Agreement also increased the interest rate on the outstanding borrowings under the Credit Agreement during the waiver period to LIBOR plus 3.50% and reduced the aggregate commitments under the Credit Agreement to $175,000,000, with availability during the waiver period limited to $150,000,000. A copy of the Waiver Agreement and the Credit Agreement are furnished with this Current Report on Form 8-K as exhibits 10.1 and 10.2, respectively.
     The Company’s outstanding borrowings under the Credit Agreement were $80,000,000 as of August 2, 2008. The Company paid approving members of the lender group a fee equal to 0.15% of their reduced commitment amount, or a total of $240,625, in connection with this Waiver Agreement.
     The Company is currently negotiating with the lending group to further amend the Credit Agreement and expects this process to be completed within the waiver period. The waiver period provides the Company additional time to structure its longer term financing arrangements to allow for the necessary flexibility to implement its previously announced improvement initiatives. These initiatives will contribute to the near term performance of the Company and support its future profitable growth.
Forward-Looking Statements
     This current report on Form 8-K may contain forward-looking statements that are based on management’s expectations and beliefs concerning future events impacting the Company. Certain matters contained herein are based upon information available to management as of the date hereof. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that may cause such a difference include, but are not limited to, risks and uncertainties described in the Company’s annual and quarterly reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1	Waiver and Amendment Agreement to the Fourth Amended and Restated Credit Agreement.
10.2	Fourth Amended and Restated Credit Agreement dated as of June 2, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH CORPORATION
Date August 6, 2008	By	/s/ Randy C. Martin
Randy C. Martin
Executive Vice President Corporate Development And Chief Financial Officer Spartech Corporation